                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               SHOP AT HOME, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     C. Michael Norton, Wyatt, Tarrant & Combs, 1500 Nashville City Center,
                           Nashville, Tennessee 37219
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

                               SHOP AT HOME, INC.
                           5388 HICKORY HOLLOW PARKWAY
                            ANTIOCH, TENNESSEE 37230

                               ------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 1999

                               ------------------

         Notice is hereby given that a Special Meeting of Shareholders of Shop at Home, Inc. (hereinafter called the "Company"), will be held at the principal executive offices of the Company, located at 5388 Hickory Hollow Parkway, Antioch, Tennessee, on April 28, 1999, at 10:00 a.m. local time, for the following purposes:

         (1) To consider and to vote upon the approval of an amendment to the Charter of the Company in order to increase the number of authorized shares of Common Stock, $.0025 par value, of the Company from 30,000,000 shares to 100,000,000 shares.

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Information regarding the matters to be acted upon at the Special Meeting is contained in the Proxy Statement accompanying this Notice. The Special Meeting may be adjourned from time to time without notice, other than the announcement of the adjournment at the Special Meeting or any adjournment or adjournments thereof, and any and all business for which notice is hereby given may be transacted at any such adjourned Special Meeting.

         The Board of Directors has fixed the close of business on March 16, 1999, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.


                                          By Order of the Board of Directors

                                          George J. Phillips, Secretary


Nashville, Tennessee
March 27, 1999

YOUR REPRESENTATION AT THE SPECIAL MEETING IS IMPORTANT. TO ENSURE YOUR REPRESENTATION, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. SHOULD YOU DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AS PROVIDED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT IS VOTED.

                                TABLE OF CONTENTS



Information Concerning the Solicitation........................................1

Security Ownership of Certain Beneficial Owners................................2

Security Ownership of Management and Directors.................................2

PROPOSAL NO. 1 -- AMENDMENT OF CHARTER - INCREASE NUMBER OF AUTHORIZED
                  SHARES OF COMMON STOCK.......................................4

PROPOSAL NO. 2 -- OTHER BUSINESS...............................................5

Other Information..............................................................5
         Interests of Company Affiliates.......................................5
         Proposals of Shareholders ............................................5
         Cost of Solicitation of Proxies.......................................5

                               SHOP AT HOME, INC.
                           5388 HICKORY HOLLOW PARKWAY
                            ANTIOCH, TENNESSEE 37013
                                 (615) 263-8000

                              ---------------------

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS

                             ----------------------

                     INFORMATION CONCERNING THE SOLICITATION

         The accompanying proxy is solicited by the Board of Directors of Shop at Home, Inc. (the "Company"), for use at the Special Meeting of Shareholders to be held on April 28, 1999, and any adjournments thereof, notice of which is attached hereto.

         This Proxy Statement has been mailed on or about March 27, 1999, to all shareholders of record on March 16, 1999.

         The purposes of the Special Meeting are: [1] to consider and to vote upon the approval of an amendment to the Charter of the Company in order to increase the number of authorized shares of Common Stock from 30,000,000 to 100,000,000; and [2] to consider such other business as may properly come before the meeting or any adjournment thereof.

         A shareholder of record who signs and returns a proxy in the accompanying form may revoke that proxy at any time before the authority granted thereby is exercised (i) by attending the Special Meeting and electing to vote in person, (ii) by filing with the Secretary of the Company a written revocation, or (iii) by duly executing and filing with the Secretary of the Company a proxy bearing a later date. Unless so revoked, the shares represented by the proxy will be voted at the Special Meeting. Where a choice is specified on the proxy, the shares represented thereby will be voted in accordance with that specification. If no specification is made, all shares will be voted FOR the amendment to the Charter of the Company to increase the number of authorized shares of Common Stock.

         The Board of Directors knows of no other matters which are to be brought to a vote at the Special Meeting. If, however, any other matter does come before the meeting, the persons appointed in the proxy, or their substitutes, will vote in accordance with their best judgment on such matters.

         The Board of Directors has fixed the close of business on March 16, 1999 (the "Record Date") as the record date for the Special Meeting. The Company's only class of securities entitled to vote is its Common Stock, $.0025 par value per share ("Common Stock"). On the Record Date, the Company had outstanding 24,296,782 shares of Common Stock. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. Shareholders will be entitled to one vote for each share held, which vote may be given in person or by proxy authorized in writing.

         Under the Tennessee Business Corporation Act (the "Act") and the Company's Bylaws, the presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to establish a quorum of the Company's shareholders for the purpose of taking action at the Special Meeting. For these purposes, shares which are present or represented by a proxy at the Special Meeting will be counted for quorum purposes, regardless of whether the holder of the shares or proxy fails to vote on any particular matter or whether a broker with discretionary authority fails to exercise his discretionary voting authority with respect to any particular matter.

         The approval of the amendment to the Charter of the Company to increase the number of authorized shares of Common Stock must be approved by a majority of the votes cast. For these voting purposes, abstentions and broker non-votes will not be counted in determining whether or not any action has been approved.

         None of the proposals will give any shareholder of the Company the right to dissent from such action, and to obtain thereby payment in cash of the fair value of that shareholder's shares.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following information relates to the Common Stock of the Company beneficially owned, directly or indirectly, by all persons known by the Company to be the beneficial owners of more than five percent (5%) of the Common Stock, as of March 16, 1999. Unless otherwise noted, the named persons have sole voting and investment power with respect to the shares indicated.



                                                       AMOUNT AND NATURE OF   PERCENT OF
         NAME AND ADDRESS OF BENEFICIAL OWNER(1)       BENEFICIAL OWNERSHIP     CLASS
         ---------------------------------------      --------------------  -----------
        J.D. Clinton and SAH Holdings, L.P.(2)......       5,328,076           20.1%


--------------

(1) In addition to shares over which the person has voting power or investment power, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options and warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date of this Proxy Statement have been exercised.

(2) Mr. Clinton's address is 400 Fifth Avenue South, Suite 205, Naples, Florida 34102. The address of SAH Holdings, L.P. ("SAH") is 111 South Washington, Brownsville, Tennessee 38012. SAH is a Tennessee limited partnership with Gatehouse Equity Management Corporation (formerly Global Network Television, Inc.), a Tennessee corporation ("GEM"), as its sole general partner. Mr. Clinton is chairman, a director and the sole shareholder of GEM. SAH currently owns 2,676,850 shares of Common Stock of the Company and holds warrants to purchase up to 1,650,000 shares of Common Stock from the Company. Clinton Investments, L.P., a limited partnership for which GEM is the sole general partner, owns 378,381 shares of Common Stock, and holds warrants to purchase an additional 542,500 shares of Common Stock. Mr. Clinton holds options to purchase 25,000 shares of Common Stock from the Company. Mr. Clinton's wife owns, individually, 7,400 shares of Common Stock. Two trusts, the beneficiaries of whom are members of Mr. Clinton's immediate family, own 29,945 shares of Common Stock in the aggregate. GEM owns 9,000 shares of Common Stock of the Company. All of the listed shares are assumed to be beneficially owned by Mr. Clinton.

                 SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

         The following information presents the beneficial ownership of the Common Stock of the Company, as of March 16, 1999, by the Company's directors, the chief executive officer and three additional named executive officers, other than the chief executive officer, and by all directors and executive officers as a group The three named executive officers, along with the chief executive officer, are the only officers of the Company whose total salary and bonus during the most recently completed fiscal year exceeded $100,000.


NAME AND ADDRESS OF                                                         AMOUNT AND NATURE OF      PERCENT
BENEFICIAL OWNER(1)                            TITLE                        BENEFICIAL OWNERSHIP      OF CLASS
------------------------------------   ------------------------------      ----------------------    ----------
J.D. Clinton(2)...................     Chairman of the Board                     5,328,076            20.13%
Kent E. Lillie(3).................     President and CEO, Director               1,048,000             4.21%
A.E. Jolley(4)....................     Director                                    526,092             2.16%
Joseph I. Overholt(5).............     Director                                    455,000             1.87%
J. Daniel Sullivan(6).............     Director                                    161,000              ***
Frank A. Woods(7).................     Director                                     25,000              ***
Donna Hilley (8)..................     Director                                     10,000              ***
Everit A. Herter..................     Executive Vice President for                      0             0.00%
                                       Affiliate Relations
Joseph Nawy(9)....................     Vice President of Finance                    43,000              ***
Henry I. Shapiro(10)..............     Vice President of Merchandise                40,100              ***
All executive officers and
directors as a group (19 persons).                                               7,807,968            28.57%



---------------
***      Less than 1.0%.

(1) In addition to shares over which the person has voting power or investment power, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options and warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date of this Proxy Statement have been exercised.

(2) See Notes in preceding section entitled "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS."

(3) Includes options to purchase 625,000 shares of Common Stock from the Company, and also includes 9,000 shares of Common Stock held in a retirement account controlled by Mr. Lillie.

(4) 5715 Superior Drive, Morristown, Tennessee 37814. Includes options to purchase 25,000 shares of Common Stock from the Company.

(5) 213 Abbey Road, Newport, Tennessee 37821. Includes options to purchase 25,000 shares of Common Stock from the Company.

(6) 4431 Dyke Bennet Road, Franklin, Tennessee 37064. Includes an option to purchase 15,000 shares of Common Stock from the Company.

(7) 631 2nd Avenue South, Nashville, Tennessee 37210. Mr. Woods holds options to purchase 25,000 shares of Common Stock from the Company.

(8) 8 Music Square West, Nashville, Tennessee 37203. Ms. Hilley holds options to purchase 10,000 shares of Common Stock from the Company.

(9) Includes options to purchase 2,000 shares of Common Stock from the Company.

(10) Includes options to purchase 37,000 shares of Common Stock from the Company.

                                 PROPOSAL NO. 1
                              AMENDMENT OF CHARTER
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Company's charter currently authorizes the issuance of 30,000,000 shares of Common Stock, par value $.0025 per share ("Common Stock"), 30,000,000 shares of Non-Voting Common Stock, par value $.0025 per share, and 1,000,000 shares of Preferred Stock, par value $10.00 ("Preferred Stock").

         As of March 16, 1999, 24,296,782 shares of the Company's Common Stock were outstanding, no shares of Non-Voting Common Stock outstanding, and 104,878 shares of Series A Preferred Stock outstanding.

         The proposed amendment to the Company's Charter will increase the number of authorized shares of Common Stock from 30,000,000 to 100,000,000. No change will be made in the number of authorized shares of Non-Voting Common Stock or Series A Preferred Stock.

         Shares of Common Stock may be issued at such time or times and for such consideration (but not less than par value) as the Board of Directors of the Company deems advisable, subject to limitations set forth in the laws of the State of Tennessee, or the Company's Charter or Bylaws. Holders of Common Stock are not entitled to preemptive or other subscription rights, and are not subject to assessment or further call. Each share of Common Stock is entitled to one vote on all matters on which holders of Common Stock are entitled to vote. Holders of Common Stock are not entitled to convert the shares to any other securities of the Company. Holders of the Common Stock are entitled to receive such dividends as may be declared, from time to time, by the Board of Directors of the Company out of funds legally available therefor. The Company has the right to, and may from time to time, enter into borrowing arrangements or issue other debt instruments, the provisions of which may contain restrictions on payment of dividends and other distributions on the Common Stock. In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Company, holders of Common Stock are entitled to receive ratably in proportion to the number of shares held, those amounts or assets available after payment or provision for payment of amounts due to holders of any outstanding Preferred Stock and of all indebtedness or other liabilities to any other person.

         In addition to the 24,253,517 shares currently issued and outstanding, the Company has reserved approximately 5,608,000 shares for the satisfaction of the Company's obligations with respect to certain warrants and options outstanding, or which may be issued under the Company's Omnibus Stock Option Plan. In addition, as of March 16, 1999, the Company had 104,878 shares of Common Stock reserved for issuance upon the exercise of the right of each holder of the Company's 104,878 shares of Series A Preferred Stock issued and outstanding to convert such shares to Common Stock on a one-for-one share basis.

         As a result, the total of the Company's issued and outstanding shares, including shares reserved to satisfy the Company's obligations under the option, warrants and convertible capital stock which the Company has issued, is approximately 29,989,460 shares, leaving approximately 10,540 available shares for issuance from the 30,000,000 shares currently authorized for issuance.

         The Company believes that the amendment is necessary to provide additional shares which may be issued from time to time by the Company as incentive stock options to its employees. When the Company's Omnibus Stock Option Plan was first adopted in 1991, the Company reserved a total of 1,500,000 shares for issuance under the Plan. At the present time, the Company has issued options for 957,600 shares which remain unexercised. Employees of the Company have previously exercised options to purchase a total of 410,000 shares. This leaves a total of 132,400 shares which remain unissued under the Plan. The Company has grown dramatically since 1991, and it believes that it will be appropriate and desirable to increase the number of shares of Common Stock permitted to be covered by options issued under the Plan. In addition, the Company has elected to provide options to its President and Chief Executive Officer as incentive compensation from time to time, and may continue to do so in the future. These options are issued outside of the Plan.

         The Company also deems it advisable to have additional shares of its Common Stock available for future public offerings or private placements which the Company plans to pursue in order to raise additional funds for its working capital and expansion needs. The Company has recently announced the planned expenditure of approximately $10,000,000 to upgrade and replace its existing computer system, and to expand the sales efforts of the Company over the Internet. In addition, on February 18, 1999, the Company entered into an agreement to purchase the assets of WBPT(TV), a full-power television station in Bridgeport, Connecticut, for a cash purchase price of up to $21,000,000, depending upon the satisfaction by the seller of certain contingencies, including the number of cable households receiving the programming of the station and the approval of the Federal Communications Commission. The proceeds of sale of shares of Common Stock of the Company could be used to provide funds for some or all of these expenditures. The Company has also announced its intention from time to time to seek additional television properties that are consistent with its corporate strategy and at attractive prices.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" THE PROPOSAL.

                                 PROPOSAL NO. 2
                                 OTHER BUSINESS

         The Board of Directors of the Company currently is unaware of any proposal to be presented at the Special Meeting other than the matters specified in the Notice of Special Meeting accompanying this Proxy Statement. Should any other proposal properly come before the Special Meeting, the persons named in the enclosed proxy will vote on each such proposal in accordance with their discretion.

                                OTHER INFORMATION

INTERESTS OF COMPANY AFFILIATES

         None of the Company's directors, executive officers or principal shareholders, including any of their affiliates has any interest in the matters to be acted upon at the Special Meeting.


PROPOSALS OF SHAREHOLDERS

         Shareholders intending to submit proposals for presentation at the 1999 annual meeting of Shareholders of the Company for inclusion in the proxy statement and form of proxy relating to that meeting should forward those proposals to George J. Phillips, Secretary, Shop at Home, Inc., 5388 Hickory Hollow Parkway, Nashville, Tennessee 37013. Proposals must be in writing and must be received by the Company prior to July 1, 1999. Proposals should be sent to the Company by certified mail, return receipt requested.


COST OF SOLICITATION OF PROXIES

         The cost of solicitation of proxies, including expenses in connection with preparing, assembling and mailing this Proxy Statement, will be borne by the Company. That solicitation will be made by mail, and also may be made by the Company's regular officers or employees, personally or by telephone or telegram. The Company may reimburse brokers, custodians and nominees for their expenses in sending proxies and proxy material to beneficial owners.

                                    EXHIBIT A

                        PROPOSED AMENDMENT TO THE CHARTER
                              OF SHOP AT HOME, INC.

           Subparagraph 6.1 of the Charter is amended to read as follows:

     6.1 Capital Stock

           The aggregate number and designation of the classes of shares of capital stock that the Corporation shall have authority to issue are as follows:




                                          NUMBER OF SHARES
     CLASS                                  AUTHORIZED                  PAR VALUE
     -----                                  ----------                  ---------
     Common Stock                          100,000,000                   $.0025

     Non-Voting Common Stock                30,000,000                   $.0025

     Preferred Stock                         1,000,000                   $10.00


                                                                     Appendix A

                               SHOP AT HOME, INC.

         PROXY SOLICITED BY THE BOARD OF DIRECTORS OF SHOP AT HOME, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 1999.

         The undersigned hereby appoints George J. Phillips and Theodore H. Engle III, and each of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown below on this proxy at the Special Meeting of Shareholders of Shop at Home, Inc. to be held at the offices of Shop at Home, Inc., located at 5388 Hickory Hollow Parkway, Antioch, Tennessee, on April 28, 1999, at 10:00 a.m., local time, and any adjournments thereof.

(1)      AMEND THE CHARTER OF THE COMPANY:

         To approve an amendment to the Charter of the Company to increase the number of authorized shares of Common Stock, $.0025 par value, of the Company from 30,000,000 shares to 100,000,000.

               [ ] FOR      [ ] AGAINST       [ ] WITHHOLD AUTHORITY (ABSTAIN)

(2) In their discretion, to transact such other business as may properly be brought before the meeting or any adjournment thereof.

               [ ] FOR      [ ] AGAINST       [ ] WITHHOLD AUTHORITY (ABSTAIN)

             (Please date and sign this proxy on the reverse side.)

         Your shares will be voted in accordance with your instructions. If no choice is specified, shares will be voted FOR the proposed amendment to the Charter to increase the number of authorized shares of Common Stock.


Date ______________, 1999.           PLEASE SIGN HERE AND RETURN PROMPTLY


                                         -------------------------

                                         -------------------------

                                         Please sign exactly as your name
                                         appears at left. If registered in the
                                         names of two or more persons, each
                                         should sign. Executors, administrators,
                                         trustees, guardians, attorneys, and
                                         corporate officers should show their
                                         full titles.



-----------------------------------------------------------------------------
IF you have changed your address, please PRINT your new address on this line.